ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the “Assignment and Assumption Agreement”), dated as of October 1, 2003, by EMC Mortgage Corporation, a Delaware corporation (the “Assignor”), JPMorgan Chase Bank, as trustee (the “Assignee”) for the holders of Bear Stearns Asset Backed Securities Trust 2003-SD2, Asset-Backed Certificates, Series 2003-SD2 (the “Certificates”), Bear Stearns Asset Backed Securities, Inc. (the “Depositor”), Washington Mutual Bank, FA (the “Company” or a “Seller”), Washington Mutual Bank (“WMB” or a “Seller”) and Washington Mutual Bank fsb (“WFSB”, together with the Company and WMB, the “Sellers”).

          Whereas, the Assignor purchased certain mortgage loans listed on Exhibit A attached hereto (the “Mortgage Loans”) from the Sellers pursuant to that certain Mortgage Loan Purchase and Sale Agreement (the “Mortgage Loan Purchase Agreement”), dated as of June 1, 2003, by and among the Company, WFSB, WMB and the Assignor and that certain Term Sheet dated as of June 27, 2003 by and among the Company, WMB, WFSB and the Assignor;

          Whereas, the Assignor and the Company entered into that certain Servicing Agreement, dated as of June 1, 2003, (the “Servicing Agreement”), pursuant to which the Company agreed to service the Mortgage Loans;

          Whereas, the Assignee intends to enter into a Pooling and Servicing Agreement, dated as of October 1, 2003 (the “Pooling and Servicing Agreement”), among the Assignor, the Depositor, the Assignee and Wells Fargo Bank, National Association, as master servicer and securities administrator (the “Master Servicer”), in connection with a Pass-Through Transfer of the Mortgage Loans (the “Mortgage Loan Pass-Through Transfer”) and other mortgage loans specified therein. Pursuant to the Pooling and Servicing Agreement, the Assignor is assigning the Mortgage Loans and its rights under the Servicing Agreement to the Depositor, which is assigning such Mortgage Loans and rights to the Assignee, and the Master Servicer will master service the Mortgage Loans in accordance with the terms thereof;

          Whereas, in connection with the Mortgage Loan Pass-Through Transfer, Bear Stearns Asset Backed Securities Trust 2003-SD2 (the “Trust”) intends to issue Certificates which are to be offered pursuant to a prospectus supplement (the “Prospectus Supplement”) dated October 29, 2003 to a Base Prospectus dated September 25, 2003, as previously supplemented by a Prospectus Supplement (the “Previous Prospectus Supplement”) dated September 26, 2003 (the “Base Prospectus” and together with the Prospectus Supplement and the Previous Prospectus Supplement, the “Prospectus”); and

          Whereas, the Depositor has directed the Assignor to assign the Mortgage Loans and its rights under the Servicing Agreement to the Assignee on its behalf.

          In consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Mortgage Loans now serviced by the Company for the Assignor and its successors and assigns pursuant to the Servicing Agreement shall be subject to the terms of this Assignment and Assumption Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Servicing Agreement.

Assignment and Assumption

           1. Except as expressly provided for herein, the Assignor hereby grants, transfers and assigns to the Assignee all of its right, title and interest in, to and under (a) the Mortgage Loans, (b) the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans and (c) the Servicing Agreement with respect to the Mortgage Loans; provided, however, that the Assignor is not assigning to the Assignee any of its right, title and interest, to and under the Mortgage Loan Purchase Agreement or the Servicing Agreement with respect to any mortgage loan other than the Mortgage Loans listed on Exhibit A. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Section 3.1 and 3.2 of the Mortgage Loan Purchase Agreement and the Assignor is retaining the right to enforce the representations and warranties set forth in those sections against the Sellers. Except as is otherwise expressly provided herein, the Assignor makes no representations, warranties or covenants to the Assignee and the Assignee acknowledges that the Assignor has no obligations to the Assignee under the terms of the Servicing Agreement or otherwise relating to the transaction contemplated herein (including, but not limited to, any obligation to indemnify the Assignee).

          Assignor acknowledges and agrees that upon execution of this Agreement, the Assignee shall become the “Owner” under the Servicing Agreement with respect to the Mortgage Loans, and all representations, warranties and covenants by the “Company” to the “Owner” under the Servicing Agreement with respect to the Mortgage Loans including, but not limited to, the rights to receive indemnification, shall accrue to Assignee by virtue of this Agreement on and after the date of this Assignment and Assumption Agreement.

Representations Warranties and Covenants

           2. The Assignor warrants and represents to, and covenants with, the Assignee, the Company, WMB, WFSB and the Depositor that as of the date hereof:

(a)	Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)	Attached hereto as Exhibit C is a true and accurate copy of the Mortgage Loan Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(c)	The Assignor was the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignee's interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

(d)	There are no offsets, counterclaims or other defenses available to the Company, WMB or WFSB with respect to the Mortgage Loans, the Mortgage Loan Purchase Agreement or the Servicing Agreement;

(e)	The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

(f)	The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

(g)	The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Assignor. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee, the Depositor, the Company, WMB and WFSB will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(h)	No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

(i)	The Assignor has received from Company, WMB, and WFSB, and has delivered to the Assignee, all documents required to be delivered to Assignor by the Company, WMB and WFSB prior to the date hereof pursuant to the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans (to the extent requested to be delivered to the Assignee pursuant to the Pooling and Servicing Agreement) and has not received, and has not requested from the Company or WMB or WFSB, any additional documents.

           3. The Assignee warrants and represents to, and covenants with, Assignor, the Depositor, the Company, WMB, and WFSB as of the date hereof:

(a)	The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Mortgage Loans on behalf of the holders of Bear Stearns Asset Backed Securities Trust 2003-SD2, Asset-Backed Certificates, Series 2003-SD2;

(b)	The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Assignee. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor, the Company, WMB, the Depositor and WFSB will constitute the valid and legally binding obligation of Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)	No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)	The Assignee assumes all of the rights of the Owner under the Mortgage Loan Purchase Agreement and the Servicing Agreement with respect to the Assigned Loans other than the right to enforce the representations and warranties of the Sellers contained in Sections 3.1 and 3.2 of the Mortgage Loan Purchase Agreement.

           4. The Company warrants and represents to, and covenants with, the Assignor, the Depositor and the Assignee as of the date hereof:

(a)	Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)	Attached hereto as Exhibit C is a true and accurate copy of the Mortgage Loan Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect;

(c)	The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Servicing Agreement;

(d)	The Company has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This Assignment and Assumption Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor, the Assignee, WMB, the Depositor and WFSB will constitute the valid and legally binding obligation of Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(e)	No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

(f)	Each of the representations and warranties made by the Company in Section 5.7 of the Servicing Agreement and each of the representations and warranties made by the Company in Section 3.2 of the Mortgage Loan Purchase Agreement are true and correct as of the date hereof; and

(g)	With respect to each Mortgage Loan purchased from the Company by the Assignor, each of the representations and warranties made by the Company in Section 3.1 of the Mortgage Loan Purchase Agreement was true and correct on the date on which such Mortgage Loan was purchased from the Company.

           5. WMB warrants and represents to, and covenants with the Assignor, the Depositor and the Assignee as of the date hereof:

(a)	WMB is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)	WMB has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of WMB's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of WMB's charter or by-laws or any legal restriction, or any material agreement or instrument to which WMB is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which WMB or its property is subject. The execution, delivery and performance by WMB of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of WMB. This Assignment and Assumption Agreement has been duly executed and delivered by WMB, and, upon the due authorization, execution and delivery by the Assignor, the Depositor, WFSB, the Company and the Assignee, will constitute the valid and legally binding obligation of WMB, enforceable against WMB in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)	No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by WMB in connection with the execution, delivery or performance by WMB of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

(d)	Each of the representations and warranties made by WMB in Section 3.2 of the Mortgage Loan Purchase Agreement are true and correct as of the date hereof; and

(e)	With respect to each Mortgage Loan purchased from WMB by the Assignor, each of the representations and warranties made by WMB in Section 3.1 of the Mortgage Loan Purchase Agreement was true and correct on the date on which such Mortgage Loan was purchased from WMB.

           6. WFSB warrants and represents to, and covenants with the Assignor, the Depositor and the Assignee as of the date hereof:

(a)	WFSB is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)	WFSB has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of WFSB's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of WFSB's charter or by-laws or any legal restriction, or any material agreement or instrument to which WFSB is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which WFSB or its property is subject. The execution, delivery and performance by WFSB of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of WFSB. This Assignment and Assumption Agreement has been duly executed and delivered by WFSB, and, upon the due authorization, execution and delivery by the Assignor, the Depositor, the Company, WMB and the Assignee, will constitute the valid and legally binding obligation of WFSB, enforceable against WFSB in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)	No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by WFSB in connection with the execution, delivery or performance by WFSB of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

(d)	Each of the representations and warranties made by WFSB in Section 3.2 of the Mortgage Loan Purchase Agreement are true and correct as of the date hereof; and

(e)	With respect to each Mortgage Loan purchased from WFSB by the Assignor, each of the representations and warranties made by WFSB in Section 3.1 of the Mortgage Loan Purchase Agreement was true and correct on the date on which such Mortgage Loan was purchased from WFSB.

           7. The Depositor warrants and represents to, and covenants with, the Assignee, the Assignor, the Company, WMB, and WFSB as of the date hereof:

(a)	The Depositor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

(b)	The Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Depositor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Depositor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject. The execution, delivery and performance by the Depositor of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Depositor. This Assignment and Assumption Agreement has been duly executed and delivered by the Depositor, and, upon the due authorization, execution and delivery by the Assignor, the Assignee, WMB, the Company and WFSB will constitute the valid and legally binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)	No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Depositor in connection with the execution, delivery or performance by the Depositor of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)	A registration statement on Form S-3 (File No. 333-91334), including the Base Prospectus (the "Registration Statement"), has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Securities Act"), and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated, or to the Depositor's knowledge, threatened, by the Commission.

           8. The Assignor hereby agrees to indemnify and hold the Assignee (and its successors and assigns) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that Assignee (and its successors and assigns) may sustain in any way related to any breach of the representations or warranties of the Assignor set forth in this Assignment and Assumption Agreement or the breach of any covenant or condition of the Assignor contained herein.

           9. The Company shall establish an Account (entitled "Washington Mutual Bank, FA, as Servicer, in trust for JPMorgan Chase Bank, as trustee for Bear Stearns Asset Backed Securities Trust 2003-SD2, Asset-Backed Certificates, Series 2003-SD2") and an Escrow Account (entitled "Washington Mutual Bank, FA, as Servicer, in trust for Bear Stearns Asset Backed Securities Trust 2003-SD2, Asset-Backed Certificates, Series 2003-SD2") with respect to the Mortgage Loans, which accounts shall be separate from the Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor.

           10. The Company hereby acknowledges that Wells Fargo Bank Minnesota, National Association and any successor thereto (the "Master Servicer"), has been appointed as master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement. The Company agrees to service the Mortgage Loans for the Master Servicer in accordance with the provisions of the Servicing Agreement as modified by the terms of this Assignment and Assumption Agreement. The Company agrees to service the Mortgage Loans on a scheduled/scheduled basis in accordance with Section 3.2(d) of the Servicing Agreement.

Recognition of Assignee

           11. From and after the date hereof, the Company shall recognize the Assignee as owner of the Mortgage Loans, and acknowledges that the Mortgage Loans are intended to be part of a REMIC, and will service the Mortgage Loans in accordance with the Servicing Agreement. It is the intention of the Assignor, the Company, WMB, WFSB, the Depositor and the Assignee that this Assignment and Assumption Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

Modification of Servicing Agreement

           12. The Company and the Assignor hereby amend the Servicing Agreement, solely to the extent it relates to the Mortgage Loans, as follows:

(a)	Article I is amended by adding the following definitions:

Compensating Interest: As defined in Section 2.4(b)(ix).

Compensating Interest Cap: An amount equal to 1/12 of the product of (i) the aggregate Unpaid Principal Balance of all of the Mortgage Loans as of the first day of the related Due Period and (ii) 0.25%.

Determination Date: The thirteenth (13th) day of each month (or if such day is not a Business Day, the next Business Day), commencing in the month following the end of the calendar month in which the initial Cut-Off Date occurs. A Determination Date is related to a Monthly Remittance Date if such Determination Date and such Monthly Remittance Date occur in the same calendar month.

Monthly Advance: The aggregate of the advances made by the Servicer on any Monthly Remittance date pursuant to Section 2.16(a).

Trustee: JPMorgan Chase Bank.

           (b) The following definitions in Article I are deleted in their entirety and replaced with the following definitions:

Business Day: A day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the States of Washington, California, Illinois, Texas, New York, Maryland or Minnesota are authorized or obligated by law or executive order to be closed.

Monthly Remittance Date: The eighteenth (18th) day of each month (or if such day is not a Business Day) commencing in the month following the end of the calendar month in which the initial Cut-Off Date occurs. A Determination Date is related to a Monthly Remittance Date if such Determination Date and such Monthly Remittance Date occur in the same calendar month.

Nonrecoverable Advance: Any portion of any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer hereunder that the Servicer determines in its good faith judgment will not be ultimately recoverable from Late Collections.

           (c) Section 2.4 shall be modified as follows:

           Section 2.4(b) shall be modified by adding the words “(except as otherwise provided below)” after the phrase “The Servicer shall, upon receipt (and in any event, no later than the end of the second Business Day following receipt thereof”.

           Section 2.4(b)(i) and (ii) shall be modified by deleting the word "collected" from each such sentence.

          Section 2.4(b)(vii) shall be modified by deleting the words “Sections 2.4(c)” and replacing those words with “Sections 2.4(d)” and by deleting the word “and” at the end of the sentence.

           Section 2.4(b)(viii) shall be modified by adding the word "and" to the end of the sentence.

           The following is added as Section 2.4(b)(ix):

           “with respect to each Principal Prepayment in Full in any Due Period, an amount (to be paid by the Servicer out of its own funds and deposited in the Account by the Monthly Remittance Date in the next succeeding month following such Due Period without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment in Full, equals one month’s interest on the amount of principal so prepaid at the applicable Net Rate as of the first day of such Due Period, provided, however, that the aggregate of deposits made by the Servicer pursuant to this clause (ix) in respect of any Monthly Remittance Date shall not exceed the Compensating Interest Cap. (“Compensating Interest”)"

           Section 2.4(c) is renamed Section 2.4(d) and the following is added as Section 2.4(c):

           “The Servicer shall, no later than 24 hours prior to the next Monthly Remittance Date, deposit in the Account all Monthly Advances.”

           (d) Section 2.5 is modified as follows:

           Section 2.5(ii) is modified by inserting the words “or Monthly Advances” after the phrase “to reimburse itself for any unreimbursed Servicing Advances”.

           Section 2.5(v) is modified by inserting the words “or Monthly Advances” after the phrase “to reimburse itself for any Servicing Advance”.

           (e) Section 2.12 is modified as follows:

           Section 2.12(e)(ii) is modified by inserting the words “or Monthly Advances” after the words “Servicing Advances”.

           Section 2.12(h) is modified by inserting the words “Monthly Advances and any unreimbursed” after the phrase “provided that the Servicer shall on the date said termination takes effect be reimbursed for any unreimbursed”.

           (f) Section 2.16 is renumbered to be Section 2.17 and the following language is added as Section 2.16 of the Servicing Agreement:

           "Section 2.16. Monthly Advances by the Servicer

(a) Not later than the close of business on the Business Day preceding each Monthly Remittance Date, the Servicer shall deposit in the Account an amount equal to all payments not previously advanced by the Servicer of principal and interest at the Net Rate that were (i) due on any Mortgage Loan during the Due Period that commences in the same month in which such Monthly Remittance Date occurs, (ii) not received as of the close of business on the related Determination Date (whether or not deferred) and (iii) not due on or prior to the related Cut-off Date (the aggregate of all such amounts, the "Monthly Advance"). In lieu of making all or a portion of any Monthly Advance, the Servicer may cause to be made an appropriate entry in its records relating to the Account that funds in such account, including but not limited to any amounts received in respect of scheduled principal and interest on any Mortgage Loan due after the related Due Period for the related Monthly Remittance Date, have been used by the Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Servicer by deposit, in the manner set forth above, in the Account no later than the close of business on the Business Day immediately preceding the next Monthly Remittance Date to the extent that funds in the Account on such date are less than the amounts required to be distributed on such Monthly Remittance Date. The Servicer shall be entitled to be reimbursed from the Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 2.5.

(b) The obligation of the Servicer to make such Monthly Advances is mandatory, and, with respect to any Mortgage Loan or REO Property, shall continue through the earlier of (i) the date on which a Final Recovery Determination in connection with such Mortgage Loan is made and (ii) the due date of the last Monthly Payment due prior to the payment in full of such Mortgage Loan.

(c) Notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Advance."

           (g) Section 2.17 is renumbered as Section 2.18 of the Servicing Agreement and the following are added as the second, third and fourth paragraphs of Section 2.17 of the Servicing Agreement:

          “Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the trust fund created in connection with a securitization transaction to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the startup date under the REMIC Provisions.

          The Servicer shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in the REMIC. The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor cause the REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

          Any REO Property shall be disposed of by the Servicer before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer is otherwise directed by the Assignee.”

           (h) Section 3.1(a) of the Servicing Agreement is deleted in its entirety and replaced with the following paragraph:

          “On each Monthly Remittance Date, the Servicer shall distribute to the Owner all amounts credited to the Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Account pursuant to Section 2.5, plus all Monthly Advances and Compensating Interest, if any, deposited in the Account prior to such Monthly Remittance Date pursuant to Section 2.4, minus (i) any amounts attributable to Principal Prepayments received after the last day of the Due Period immediately preceding the related Monthly Remittance Date and (ii) any amounts attributable to Monthly Payments collected but due on a Due Date(s) subsequent to the preceding Determination Date.”

           (i) Section 3.2 of the Servicing Agreement shall be modified by deleting the phrase, "on or before each Monthly Remittance date" and replacing it with the phrase "on or before the tenth (10th) calendar day of each month".

           (j) Section 4.3 of the Servicing Agreement shall be modified by adding the words "Monthly Advances and" to the end of clause (ii).

           (k) Sections 4.4(a), 4.4(b) and 4.5 shall be modified by replacing "March 15" in each Section with "March 10 (or if Sunday is not a Business Day, the immediately succeeding Business Day)."

           (l) Section 5.1(a) of the Servicing Agreement shall be modified by deleting the words "Sections 2.17" from clause (ii) and replacing it with the words "Sections 2.18".

           (m) Section 5.3 of the Servicing Agreement shall be modified by deleting the words "Sections 2.17" from clause (iv) and replacing it with the words "Sections 2.18"

           (n) Section 6.1 of the Servicing Agreement shall be modified by adding clause (viii), which shall read in its entirety as follows:

           “any failure by the Servicer to duly observe or perform, in any material respect, any other covenant, obligation or agreement of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of sixty (60) (or, in the case of any failure to pay the premium for any insurance policy which is required to be maintained hereunder, thirty (30)) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; provided that any failure by the Servicer to duly perform its obligations under Section 4.4 or Section 4.5 shall be deemed to be a material breach of this Agreement.”

           (o) Section 9.1(d) of the Servicing Agreement shall be modified by adding the words "or Monthly Advances" at the end of clause (i).

Indemnification

          13. In accordance with Section 6.1 of the Mortgage Loan Purchase Agreement and Section 8.1 of the Servicing Agreement, WMB, the Company, the Assignor and the Depositor agree as follows:

           (A) (i) WMB and the Company (the "MLPA Sellers"), as sellers of the Mortgage Loans to the Assignor pursuant to the Mortgage Loan Purchase Agreement, and (ii) the Company, as servicer (the "Servicer") pursuant to the Servicing Agreement shall each, severally and not jointly, indemnify and hold harmless the Assignor, the Depositor and any person who "controls" the Assignor or the Depositor within the meaning of Section 15 of the Securities Act of 1933, as amended or any director or officer of the Assignor or the Depositor (each, a "Depositor Indemnified Party"), against any losses, claims, damages, liabilities or action (including reasonable counsel fees incurred in connection therewith) to which such Depositor Indemnified Party may become subject under the Securities Act of 1933, as amended, or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (a) in the case of the WMB, the "Sellers' Information" (as defined below) (insofar as it relates to WMB) and (b) in the case of the Company, the Sellers' Information (insofar as it relates to the Company) and the "Servicer's Information" (as defined below) and

           (B) the Depositor and the Assignor shall each indemnify and hold harmless WMB, the Company and any person who "controls" WMB or the Company within the meaning of Section 15 of the Securities Act of 1933, as amended or any director or officer of WMB or the Company (each, a "Company Indemnified Party"), against any losses, claims, damages, liabilities or action (including reasonable counsel fees incurred in connection therewith) to which such Company Indemnified Party may become subject under the Securities Act of 1933, as amended, or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus and any amendment or supplement to the Prospectus, other than an untrue statement of fact contained in the Seller's Information or the Servicer's Information or (ii) any omission or alleged omission to state in the Prospectus a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, but only to the extent that such untrue statement or omission is other than a statement or omission arising out of or based upon the Sellers' Information or the Servicer's Information.

The Company, WFB, the Assignor and the Depositor agree that the “Seller’s Information” shall mean the information contained under the caption “The Mortgage Pool—Underwriting Guidelines—Washington Mutual Sellers (but only information relating to WMB or the Company)” in the Prospectus Supplement and the “Servicer’s Information” shall mean the information contained under the caption “Servicing of the Mortgage Loans—the Master Servicer and the Servicers—Washington Mutual Bank, FA” in the Prospectus Supplement.

           (C) The indemnities set forth in clauses (A) and (B) above will be in addition to any liability which the WMB, the Company, the Depositor or the Assignor may otherwise have.

           (D) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof and the nature of the claim, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under this Section except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to it, and after receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 12(D) for any other legal or other expenses subsequently and independently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation by the indemnified party undertaken with notice to and approval by the indemnifying party; PROVIDED, HOWEVER, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party or (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party). It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in subsections (A), (B) and (C) above, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

           (E) The Company, WFB, the Assignor and the Depositor agree that, in the event of any inconsistencies between the provisions of either Section 8.1 of the Servicing Agreement or Section 6.1 of the Mortgage Loan Purchase Agreement and this Section 12, the provisions of this Section 12 shall govern.

Third Party Beneficiary

           14. The parties hereto hereby acknowledge and agree that the Company, as Servicer pursuant to the Servicing Agreement shall be entitled to payment of its servicing compensation (including, without limitation, its Servicing Fee) and reimbursement of Monthly Advances and Servicing Advances with respect to the Assigned Loans as specified in the Servicing Agreement, in each case in accordance with Sections 4.02 and 4.05 of the Pooling and Servicing Agreement. In addition, the parties hereto hereby acknowledge and agree that the provisions of Section 3.07 of the Pooling and Servicing Agreement shall govern the release to, and if applicable, return by, the Company of the Mortgage Files related to the Assigned Loans. The parties hereto hereby acknowledge and agree that the Company shall be a third party beneficiary with respect to Sections 2.08, 3.07, 3.14, 4.02 and 4.05 of the Pooling and Servicing Agreement

Miscellaneous

           15. The parties hereto hereby waive the notice requirements of Section 8.2(a) of the Servicing Agreement and Sections 6.1 and 6.2 of the Mortgage Loan Purchase Agreement in connection with the Mortgage Loan Pass-Through Transfer that closed on August 29, 2003 only.

           16. The Company, as servicer of the Mortgage Loans, in the performance of its duties under the Servicing Agreement with respect to such Mortgage Loans, shall treat Wells Fargo Bank Minnesota, National Association, and any successor thereto as "Master Servicer" in accordance with Section 8.2 thereof, and shall remit all required remittances and furnish all reports and other information required to be furnished by it under the Servicing Agreement to the Master Servicer. The Master Servicer shall be entitled to terminate the rights and obligations of the Company with respect to the Mortgage Loans under and in accordance with the provisions of the Servicing Agreement. All notices and reports required to be delivered to the Master Servicer shall be delivered to the Master Servicer at the following address (until the Company is notified otherwise in writing by the Master Servicer):

Wells Fargo Bank Minnesota, National Association 9062 Old Annapolis Road Columbia, Maryland 21045 Attention: Master Servicing Department, BSABS 2003-SD2 Telecopier: (410) 715-2380

          The Company shall also deliver a copy of each such notice and report to the Assignee at the address set forth in Section 17 herein.

          All remittances required to be made to the Master Servicer shall be made on a scheduled/scheduled basis to the following wire transfer account:

Bear Stearns Asset Backed Securities Trust 2003-SD2 Master Servicer Collection
Account
Wells Fargo Bank, National Association
San Francisco, California
ABA# [121-000-248]
SAS Clearing Account # [3970771416]
For Further Credit to: BSABS 2003-SD2

           17. Notices:

          The Assignor’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

EMC Mortgage Corporation
Mac Arthur Ridge Illinois
909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038
Attention: Ralene Ruyle, President

With a copy to:

Bear Stearns Asset Backed Securities Inc.
383 Madison Avenue
New York, New York 10179
Attention: Michelle Sterling

          The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

JPMorgan Chase Bank, as trustee 4 New York Plaza, 6th Floor New York, New York 10004 Attention: Institutional Trust Services/Structured Finance Services Telecopier No.: (212) 623-5930

          The Depositor’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

Bear Stearns Asset Backed Securities Inc. 383 Madison Avenue New York, New York 10179 Attention: Michelle Sterling

          The Seller’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

Washington Mutual Bank, FA
Washington Mutual Bank
Washington Mutual Bank fsb
19850 Plummer St. (Mail Stop N070205)
Chatsworth, California 91311
Attention: Vice President of Investor Reporting

with a copy to:

Washington Mutual Bank, FA
Washington Mutual Bank
Washington Mutual Bank fsb
1201 Third Avenue, WMT0511
Seattle, Washington 98101
Attention: General Counsel

          The Master Servicer’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

Wells Fargo Bank Minnesota, National Association 9062 Old Annapolis Road Columbia, Maryland 21045 Attention: BSABS 2003-SD2

           18. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee, the Depositor, WMB, WFSB and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Assignment and Assumption Agreement.

           19. This Assignment and Assumption Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           20. No term or provision of this Assignment and Assumption Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

           21. This Assignment and Assumption Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee, the Depositor, WMB, WFSB or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee, the Depositor, WMB, WFSB or Company, respectively, hereunder.

           22. This Assignment and Assumption Agreement shall survive the conveyance of the Mortgage Loans and the assignment of Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Servicing Agreement.

           23. This Assignment and Assumption Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

           24. In the event that any provision of this Assignment and Assumption Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Assignment and Assumption Agreement shall control.

           25. The obligations and liability of each of the Sellers under this Assignment and Assumption Agreement are several and not joint. No Seller shall be responsible for the obligations of any other Seller under this Assignment and Assumption Agreement. Each representation, warranty, indemnity and covenant made by one Seller under this Assignment and Assumption Agreement is made by, or on behalf of, and with respect to, that Seller only and not any other Seller.

          IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written. o

JPMORGAN CHASE BANK, as trustee for the holders of
Bear Stearns Asset Backed Securities Trust 2003-SD2,
Asset-Backed Certificates Series 2003-SD2

By: /s/ Eboni D. Dawkins
Its: Trust Officer

EMC MORTGAGE CORPORATION

By: /s/ Sue Stepanek
Its: Executive Vice Preisdent

WASHINGTON MUTUAL BANK, FA

By: /s/ Thomas G. Lehmann
Its: First Vice President

WASHINGTON MUTUAL BANK

By: /s/ Thomas G. Lehmann
Its: First Vice President

WASHINGTON MUTUAL BANK fsb

By: /s/ Thomas G. Lehmann
Its: First Vice President

BEAR STEARNS ASSET BACKED SECURITIES, INC.

By: /s/ Baron Silverstein
Its: Vice President

Acknowledged and Agreed,
WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION.

By: Stacey Taylor
Its: Assistant Vice President

Exhibit A

Mortgage Loans

Exhibit B

Servicing Agreement, dated as of June 1, 2003 by and between Washington Mutual Bank, FA and EMC Mortgage Corporation.

Exhibit C

Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2003 by and among Washington Mutual Bank, FA, Washington Mutual Bank fsb, Washington Mutual Bank and EMC Mortgage Corporation.